NUMBER

SHARES

MUSCLEPHARM

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

AUTHORIZED: 1,600,000 SERIES D CONVERTIBLE PREFERRED SHARES,
$0.001 PAR VALUE PER SHARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

is the owner of

Fully Paid and Non-Assessable Series D Convertible Preferred Stock, $0.001 Par Value of

MusclePharm Corporation

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

PRESIDENT / CEO

MusclePharm Corporation
CORPORATE
SEAL
Nevada

SECRETARY

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209
By ______________________________
Transfer Agent and Registrar Authorized Officer

001

© Mountain Financial Print & Design, LLC

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THOSE RESTRICTIONS ON TRANSFER OR REGISTRATION OF TRANSFER SET FORTH IN THE CERTIFICATE OF DESIGNATION FOR THE SERIES D CONVERTIBLE PREFERRED STOCK. ANY STOCKHOLDER MAY OBTAIN FROM THE PRINCIPAL OFFICES OF THE CORPORATION, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF SUCH CERTIFICATE OF DESIGNATION AND THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

MusclePharm Corporation

Corporate stock transfer, inc.

Transfer fee: As required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common
TEN ENT -	as tenants by the entireties	UNIF GIFT MIN ACT -	Custodian
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		(Cust) (Minor) under Uniform Gifts to Minors
Act _________________________________
(State)

Additional abbreviations may also be used though not in the above list. _______________________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

      FOR VALUE RECEIVED, _________________________________________________________ hereby sell, assign and transfer unto

___________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

_____________________________________________________________________________________________________ Shares
of the Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:___________________ 20________ ,

Signature: X___________________________________________________________
Signature(s) Guaranteed:
Signature: X___________________________________________________________

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.